EXHIBIT 10.8


                        ASSIGNMENT AND RELEASE AGREEMENT


THIS AGREEMENT made effective as of the 27th day of October, 2000

AMONG:

               BRAD RUDOVER of 836 Pemberton Road, Grosse Pointe Park, Michigan 48230

               ("Brad")

AND:

               BRENT SNEJDAR of 16 - 8100 Alpine Way, Whistler, British Columbia V0N 1B8

               ("Brent")

AND:

               EASYTRIVIA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at Suite 400 - 107 114 West Magnolia Street, Bellingham, Washington 98225

               ("EasyTrivia")

WHEREAS:

A. Brad, Brent, EasyTrivia and Second Stage Ventures, Inc. ("Second Stage") are parties to a Financing Agreement (the "Financing Agreement") made effective as of the 5th day of October, 2000, a copy of which is attached as Schedule "A" to this Agreement.

B. Brent has agreed to assign to Brad all of Brent's right, title and interest in, to and under the Financing Agreement and all of the benefits to be derived therefrom and Brad has agreed to accept such assignment.

C. Brent and EasyTrivia are parties to a Consulting Agreement (the "Consulting Agreement") made effective as of the 5th day of October, 2000.

D. Brent and EasyTrivia wish to terminate the Consulting Agreement.

     NOW THEREFORE in consideration of the mutual covenants and agreements hereinafter set forth, and in consideration of the sum of $2.00 paid by each party to each of the other parties (the receipt and sufficiency of which consideration is hereby acknowledged by all parties) the parties hereto agree as follows:

1.   DEFINITIONS

1.1  In this Agreement the following words shall have the following meanings:

     (a) "Affiliate" has the meaning assigned to that term in the Company Act (British Columbia); and

     (b) "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency or entity however designated or constituted, and their respective personal representatives, successors and assigns.

2.   ASSIGNMENT

2.1 Brent hereby assigns (the "Assignment") to Brad all of Brent's right, title and interest in, to and under the Financing Agreement and all of the benefits to be derived therefrom, including the options contained in Sections 3.1(b) and 3.2 to purchase common shares in the capital of EasyTrivia and his right contained in Section 5.1, and Brad hereby accepts the Assignment.

2.2 The purchase price payable by Brad to Brent for the Assignment is CDN$5,000.

2.3  EasyTrivia hereby consents to the Assignment.

3.   CONSULTING AGREEMENT

3.1 The Consulting Agreement is hereby terminated. Brent will not be reimbursed for any expenses incurred by Brent in connection with his duties under the Consulting Agreement and Brent will not be entitled to receive any further consulting fees, including the consultant fees, or any portion thereof, that would have been payable by EasyTrivia to Brent on October 31, 2000.

3.2 Brent will be entitled to keep an emachine pentium 3 450 desktop computer which was purchased by Brent and for which Brent was reimbursed by EasyTrivia.

4.   RESIGNATION

4.1 Brent will resign as a director and officer of EasyTrivia and will provide EasyTrivia with a resignation in the form attached as Schedule "B" to this Agreement.

5.   RELEASES

5.1 Brent, for himself and for and on behalf of his personal representatives, hereby remises, releases and forever discharges EasyTrivia and Brad, their Affiliates and their respective directors, officers, shareholders, employees, servants and agents, whether such servants or agents are independent contractors or otherwise, and each of the aforementioned Persons respective personal representatives, successors and assigns (collectively, the "Released Parties") of and from any and all manner of actions, causes of actions, suits, contracts, claims, demands, debts, dues, sums of money, accounts and damages of any kind whatsoever that Brent has ever had, now has or may have in the future against the Released Parties by reason of or arising out of or in relation to, directly or indirectly, any cause, matter or thing whatsoever occurring or existing up to the date of this Agreement, other than the subject matter of the Share Purchase Agreement made effective as of the 5th day of October, 2000 between Brad, Brent, Second Stage and EasyTrivia.

6.   GENERAL

6.1 This Agreement will enure to the benefit of and be binding upon the parties and their respective personal representatives, successors and assigns.

6.2 The parties to this Agreement covenant to execute and deliver such further and other documents, conveyances, agreements and transfers as may be necessary to give effect to this Agreement.

6.3 Time shall be of the essence of this Agreement and of the transactions contemplated by this Agreement.

6.4 No change or modification of this Agreement will be valid unless it is in writing and signed by the parties to this Agreement.

6.5 This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement.

6.6 It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is held to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The remainder of this Agreement will not be affected by the severance and will remain in full force and effect.

6.7 Campney & Murphy has prepared this Agreement at the request of Second Stage. Each party confirms and agrees that Campney & Murphy is not providing any of the parties to this Agreement with any legal or other advice in connection with this Agreement. Brad, Brent and EasyTrivia confirm and agree that they have each been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Agreement. Brad, Brent and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

6.8 This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

6.9 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable in such Province.

6.10 All notices and other communications given in connection with this Agreement shall be in writing and shall, except in the event of a mail strike, during which time all notices may be personally delivered, be sufficiently given if delivered in person or sent by registered mail, postage prepaid, to the parties at the addresses set forth on page 1 hereof. Any such notices or other communications sent by registered mail addressed as aforesaid shall be deemed to be received by the addressee thereof on the fifth business day after the mailing thereof. Any such notices personally delivered shall be deemed delivered on the day of delivery. Any party hereto may change its address for service by notice in writing to the other parties hereto.

IN WITNESS WHEREOF the parties have duly executed this Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED by           )
BRAD RUDOVER in the presence of:        )
                                        )
                                        )
----------------------------------------)   -----------------------------------
Signature of Witness                    )   BRAD RUDOVER
                                        )
Name:                                   )
----------------------------------------)
Address:                                )
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                                        )
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Occupation:                             )
                                        )
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                                                                             -4-

SIGNED, SEALED & DELIVERED by           )
BRENT SNEJDAR in the presence of:       )
                                        )
                                        )
----------------------------------------)   -----------------------------------
Signature of Witness                    )   BRENT SNEJDAR
                                        )
Name:                                   )
----------------------------------------)
Address:                                )
----------------------------------------)
                                        )
----------------------------------------)
Occupation:                             )
                                        )
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EASYTRIVIA.COM, INC.,
by its authorized signatory:


---------------------------------------
Authorized Signatory

                                  SCHEDULE "B"
                                  ------------

                                   RESIGNATION



TO:        EasyTrivia.com, Inc.
           (the "Corporation")

AND TO:    The Director(s) thereof


          I hereby resign as a Director of the Corporation and as the Vice President and CFO of the Corporation, such resignations to be effective immediately.


DATED this 27th day of October, 2000.



                                            -----------------------------------
                                            Brent Snejdar